Prospectus Supplement	253547 10/08
dated October 24, 2008 to:

PUTNAM MONEY MARKET FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND

Prospectus dated January 30, 2008

The Board of Trustees of each of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund (each a "Fund" and collectively, the “Funds”) has approved, and each of the Funds has applied for participation in, the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008.

Subject to certain conditions and limitations, share amounts held by investors in each of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event a Fund's market-based net asset value per share declines below $0.995 per share (a “Guarantee Event”) and the Fund subsequently liquidates. Only shareholders who held shares of a Fund on September 19, 2008 will receive payments under the Program. Shareholders will receive payments only with respect to the lesser of the number of shares owned by such shareholders at the close of business on September 19, 2008, and the number of shares owned at the time of the Guarantee Event. Under the Program, a shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive payment for each protected share equal to $1.00 minus amounts previously paid by the Fund to such shareholder since the date of the Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program. Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The cost to participate in the initial three months of the Program will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Secretary of the Treasury may extend the Program beyond its initial three-month term for a period not to exceed the close of business on September 18, 2009. If the Treasury announces an extension of the Program, the Funds will consider whether to continue to participate in the Program at that time.